                                                                      EXHIBIT 14

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                   FILE NOS.
-------------------------------   ---------------------
AMERICAN GENERAL LIFE INSURANCE
COMPANY SEPARATE ACCOUNT D        333-25549 / 811-02441

/s/ JAMES BRACKEN                           Director             April 28, 2011
-------------------------------
JAMES BRACKEN

/s/ JOHN Q. DOYLE                 Director, President and Chief  April 28, 2011
-------------------------------        Executive Officer
JOHN Q. DOYLE

/s/ PETER J. EASTWOOD                       Director             April 28, 2011
-------------------------------
PETER J. EASTWOOD

/s/ DAVID N. FIELDS                         Director             April 28, 2011
-------------------------------
DAVID N. FIELDS

/s/ PETER D. HANCOCK                  Director and Chairman      April 28, 2011
-------------------------------
PETER D. HANCOCK

/s/ DAVID L. HERZOG                         Director             April 28, 2011
-------------------------------
DAVID L. HERZOG

/s/ LOUIS P. IGLESIAS                       Director             April 28, 2011
-------------------------------
LOUIS P. IGLESIAS

/s/ MONIKA M. MACHON                        Director             April 28, 2011
-------------------------------
MONIKA M. MACHON

/s/ KRISTIAN P. MOOR                        Director             April 28, 2011
-------------------------------
KRISTIAN P. MOOR

/s/ RALPH W. MUCERINO                       Director             April 28, 2011
-------------------------------
RALPH W. MUCERINO

/s/ SID SANKARAN                            Director             April 28, 2011
-------------------------------
SID SANKARAN

/s/ ROBERT S. SCHIMEK                       Director             April 28, 2011
-------------------------------
ROBERT S. SCHIMEK

/s/ CHRISTOPHER L. SPARRO                   Director             April 28, 2011
-------------------------------
CHRISTOPHER L. SPARRO

/s/ NICHOLAS C. WALSH                       Director             April 28, 2011
-------------------------------
NICHOLAS C. WALSH

/s/ MARK T. WILLIS                          Director             April 28, 2011
-------------------------------
MARK T. WILLIS